                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

[SUPERIOR FINANCIAL CORP LOGO]

April 23, 2002
Subject: Superior Financial Corp. - 1Q 2002 Earnings Release
Corporate Headquarters:  16101 LaGrande Drive, Suite 103, Little Rock, Arkansas
                         72223
Contacts:  Rick D. Gardner, CFO, 501.324.7253
Websites:  www.superiorfederal.com or www.superiorfinancialcorp.com




                   Superior Financial Corp. Announces Record
                   -----------------------------------------

                          First Quarter 2002 Earnings
                          ---------------------------

LITTLE ROCK, AR - Superior Financial Corp. (NASDAQ: SUFI), holding company of Superior Bank, today announced earnings for the first quarter ending March 31, 2002, of $3.8 million or $.43 diluted earnings per share. This represents an increase of 38.7% over the $.31 diluted earnings per share for the first quarter ending March 31, 2001, as restated.

         C. Stanley Bailey, Chairman and CEO of Superior remarked, "Despite a soft and slowly recovering economy, Superior has continued to experience strong financial performance. While the slowdown in the economy has certainly affected loan growth and fee revenues, we are pleased with the interest margin expansion and the 13.5% increase in our transaction account deposits. In the second quarter, we will continue to manage credit quality aggressively and cultivate new banking relationships.

                                     -More-

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Superior Financial Corp.
1Q2002 Earnings Release
April 23, 2002
Page 2 of 5



         As of January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets" ("SFAS 142"). If SFAS 142 had been effective for the three months ended March 31, 2001, net income would have been $3.5 million and diluted earnings per share would have been $.38, as restated.

         As of March 31, 2002 total assets are $1.75 billion. Net interest margin was 3.82%, an increase of 72 basis points from 3.10% in the first quarter of 2001. Deposits increased $35.3 million or 2.9% since December 31, 2001. Strong growth in interest-bearing transaction accounts offset a decrease in time deposits. Total loans decreased $25.5 million or 2.4% since December 31, 2001, primarily due to declines in the mortgage and indirect auto loan portfolio.

         As previously announced, the Company will pay a dividend of $.10 per share on April 24, 2002 to shareholders of record on March 28, 2002.

         Superior Bank has 60 full service branch and loan production offices in Arkansas and Oklahoma. The bank has three active subsidiaries - Superior Financial Services, Inc., providing discount brokerage and full service investment advisory services, Southwest Protective Life Insurance Company and Superior Finance Company, a consumer finance operation. Superior Financial Corp. stock is traded on the NASDAQ National Market under the symbol SUFI.

                  Pursuant to the Safe Harbor provisions of Private Securities Litigation Reform Act of 1995, the reader is cautioned that this announcement contains "forward looking statements" regarding Superior's future performance which are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.

Superior Financial Corp.
1Q02 Earnings Release
April 23, 2002
Page 3 of 5


Superior Financial Corp.
Consolidated Balance Sheets
(Unaudited, dollars in thousands)

                                                            March 31,          December 31,            %
Assets                                                        2002                 2001              Change
                                                          -------------        -------------      -----------
Cash and cash equivalents                                   $   147,556           $   97,561            51.2%
Loans available for sale                                         33,138               27,573            20.2%
Loans                                                         1,047,310            1,072,846            (2.4%)
Less: allowance for loan losses                                  12,175               12,109             0.5%
                                                          -------------        -------------      ----------
Loans, net                                                    1,035,135            1,060,737            (2.4%)
Investments available for sale, net                             378,254              374,819             0.9%
Federal Home Loan Bank Stock                                     17,458               17,330             0.7%
Premises and equipment, net                                      46,925               45,263             3.7%
Goodwill                                                         56,260               56,260               -
Other assets                                                     37,619               41,075            (8.4%)
                                                          -------------        -------------      ----------
           Total assets                                     $ 1,752,345           $1,720,618             1.8%
                                                          =============        =============      ==========
Liabilities and shareholders' equity
Liabilities:
      Demand & savings deposits                             $   642,516           $  566,341            13.5%
      Time deposits                                             607,828              648,693            (6.3%)
                                                          -------------        -------------      -----------
           Total deposits                                     1,250,344            1,215,034             2.9%
                                                          -------------        -------------      ----------
Federal Home Loan Bank borrowings                               223,000              230,000            (3.0%)
Senior Notes                                                     51,500               51,500               -
Guaranteed preferred beneficial interest in
      the Company's subordinated debentures                      25,000               25,000               -
Other borrowings                                                 62,218               65,557            (5.1%)
Other liabilities                                                19,315               14,117            36.8%
                                                          -------------        -------------      -----------
      Total liabilities                                       1,631,377            1,601,208             1.9%

Shareholders' equity:
Common stock                                                        101                  101               -
Capital in excess of par value                                   94,764               94,764               -
Retained earnings                                                44,235               41,290             7.1%
Accumulated other comprehensive (loss) income                      (309)               1,577          (119.6%)
                                                          -------------        -------------     -----------
                                                                138,791              137,732             0.8%
Treasury stock (at cost)                                        (17,823)             (18,322)           (2.7%)
                                                                                                 -----------
      Total shareholders' equity                                120,968              119,410             1.3%
                                                          -------------        -------------     -----------
           Total liabilities and shareholders' equity       $ 1,752,345           $1,720,618             1.8%
                                                          =============        =============     ===========

Superior Financial Corp.
1Q02 Earnings Release
April 23, 2002
Page 4 of 5



Superior Financial Corp.
Consolidated Income Statements
(Unaudited, dollars in thousands, except per share amounts)

                                                                                          Quarter
                                                                    Quarter                Ended
                                                                     Ended                March 31,
                                                                   March 31,                2001                 %
                                                                     2002              (as restated)           Change
                                                                 -------------        ----------------      -----------
Interest income                                                       $ 26,919                $ 28,515             (5.6%)
Interest expense                                                        12,956                  17,420            (25.6%)
                                                                 -------------        ----------------      -----------
Net interest income                                                     13,963                  11,095             25.8%
Provision for loan losses                                                1,250                     750             66.7%
                                                                 -------------        ----------------      -----------
       Net interest income after provision for loan losses              12,713                  10,345             22.9%
Noninterest income:
    Service charges on deposit accounts                                  6,576                   6,868             (4.3%)
    Mortgage operations                                                    674                     818            (17.6%)
    Other                                                                  950                     784             21.2%
                                                                 -------------        ----------------      -----------
       Total noninterest income                                          8,200                   8,470             (3.2%)
Noninterest expense:
    Salaries and employee benefits                                       7,501                   6,883              9.0%
    Occupancy expense                                                    1,174                   1,037             13.2%
    Data and item processing                                             1,909                   1,841              3.7%
    Amortization of goodwill                                                 -                     867             (100%)
    Other                                                                4,723                   3,942             19.8%
                                                                 -------------        ----------------      -----------
       Total noninterest expense                                        15,307                  14,570              5.1%
Income before income taxes                                               5,606                   4,245             32.1%
Income taxes                                                             1,816                   1,357             33.8%
                                                                 -------------        ----------------      -----------
Net income                                                            $  3,790                $  2,888             31.2%
                                                                 =============        ================      ===========
 Weighted average number of common shares - basic                        8,593                   9,051
 Dilutive potential common shares                                          228                     145
 Weighted average number of shares - assuming dilution                   8,821                   9,196

 Basic earnings per common share                                      $   0.44                $   0.32             37.5%
 Diluted earnings per common share                                    $   0.43                $   0.31             38.7%

 Note:  Certain amounts in the prior period financial statements have been reclassified to conform to the current period presentation.



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Superior Financial Corp.
1Q02 Earnings Release
April 23, 2002
Page 5 of 5




Superior Financial Corp.
Summary Financial Data
(Unaudited, dollars in thousands, except per share amounts)


                                                                                           Three Months Ended
                                                                                                             March 31,
                                                                                March 31,                      2001
                                                                                  2002                     (as restated)
                                                                           ------------------            ------------------
Selected Average Balances
     Total assets                                                                 $ 1,712,507                   $ 1,640,074
     Earning assets                                                                 1,545,722                     1,478,459
     Loans                                                                          1,058,746                     1,072,216
     Shareholders' equity                                                             120,995                       114,305

Performance Ratios (Company)
     Return on average assets                                                            0.90%                         0.71%
     Return on average common equity                                                    12.71%                        10.25%
     Net interest margin (FTE)                                                           3.82%                         3.10%
     Efficiency ratio (without goodwill amortization)                                   68.46%                        69.37%

Performance Ratios (Bank)
     Return on average assets                                                            1.19%                         0.98%
     Return on average common equity                                                    11.43%                         9.29%
     Net interest margin (FTE)                                                           4.13%                         3.51%
     Efficiency ratio (without goodwill amortization)                                   62.29%                        64.78%

Tax-equivalent interest income adjustment                                                 412                           313

Asset Quality
     Nonaccrual loans                                                             $    10,369                   $     4,139
     ORE & repossessed assets                                                           2,879                         1,084
     Net chargeoffs                                                                     1,182                           710

     Nonperforming assets to total loans and other real estate                           1.26%                         0.49%
     Nonperforming assets to total assets                                                0.76%                         0.31%
     Net chargeoffs to average loans                                                     0.45%                         0.26%
     Allowance for loan losses to total loans                                            1.16%                         1.14%
     Allowance for loan losses to nonperforming loans                                     117%                          293%

Capital
     End of period shares outstanding                                               8,600,626                     9,051,900
     Book value per share                                                         $     14.06                   $     13.10

     Average stockholders' equity to average total assets                                7.07%                         6.97%
     Tangible capital ratio                                                              5.27%                         3.54%
